UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)      April 10, 2012
                                                --------------------------------

                             PASSUR AEROSPACE, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    New York
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                 (State or Other Jurisdiction of Incorporation)

        0-7642                                        11-2208938
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 (Commission File Number)                      (IRS Employer Identification No.)

                        One Landmark Square, Suite 1900
                               Stamford, CT               06901
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              (Address of Principal Executive Offices) (Zip Code)

                                  203-622-4086
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              (Registrant's Telephone Number, Including Area Code)

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         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

At the 2012 Annual Meeting of Shareholders of PASSUR Aerospace, Inc. (the "Company") held on April 10, 2012, the shareholders elected each of the Company's nominees for director to serve until the next Annual Meeting of Shareholders and until their successors are elected and qualified. Shareholders also ratified the Audit Committee's appointment of BDO Seidman, LLP to serve as the Company's independent registered public accounting firm for the Company's 2012 fiscal year. The voting results are listed below:

1) To elect the following individuals to serve as directors to hold office until the 2013 Annual Meeting of Shareholders or until their respective successors are duly elected and qualified:

------------------------------ --------------- -------------- ------------------

     Name                            For          Withheld      Broker Non-Vote
------------------------------ --------------- -------------- ------------------

     G.S. Beckwith Gilbert        6,057,940        17,765          506,544
------------------------------ --------------- -------------- ------------------

     James T. Barry               6,058,940        16,765          506,544
------------------------------ --------------- -------------- ------------------

     John R. Keller               6,057,940        17,765          506,544
------------------------------ --------------- -------------- ------------------

     Paul L. Graziani             6,074,805             900        506,544
------------------------------ --------------- -------------- ------------------

     Richard R. Schilling         6,073,805         1,900          506,544
------------------------------ --------------- -------------- ------------------

     Bruce N. Whitman             6,073,805         1,900          506,544
------------------------------ --------------- -------------- ------------------

     James J. Morgan              6,073,805         1,900          506,544
------------------------------ --------------- -------------- ------------------

     Kurt J. Ekert                6,073,805         1,900          506,544
------------------------------ --------------- -------------- ------------------

     Peter L. Bloom               6,074,805           900          506,544
------------------------------ --------------- -------------- ------------------

     Richard L. Haver             6,072,805        2,900           506,544
------------------------------ --------------- -------------- ------------------


2) To ratify the Audit Committee's appointment of BDO Seidman, LLP to serve as the Company's independent registered public accounting firm for the 2012 fiscal year.

        For               Against       Abstain             Broker Non-Vote
        ---               -------       -------             ---------------
     6,577,039             1,700        3,510                      0

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     PASSUR AEROSPACE, INC.


                                     By:   /s/ Jeffrey P. Devaney
                                           --------------------------
                                     Name:  Jeffrey P. Devaney
                                     Title: Chief Financial Officer, Treasurer
                                            and Secretary


Date: April 16, 2012